COLUMBIA FUNDS SERIES TRUST



            Columbia Money Market Reserves                    Columbia California Tax-Exempt Reserves
                Columbia Cash Reserves                         Columbia New York Tax-Exempt Reserves
             Columbia Tax-Exempt Reserves                     Columbia Connecticut Municipal Reserves
             Columbia Municipal Reserves                     Columbia Massachusetts Municipal Reserves

 Supplement dated April 13, 2009 to the Prospectuses dated January 1, 2009, as supplemented

                          Columbia Daily Cash Reserves

 Supplement dated April 13, 2009 to the Prospectus dated August 1, 2008, as supplemented


On March 31, 2009, the U.S. Department of Treasury announced the second extension of the Department's Temporary Guarantee Program for Money Market Funds from April 30, 2009 through September 18, 2009 (the "Program"). The Board of Trustees of each of the money market funds listed above (each, a "Fund" and collectively, the "Funds"), which currently participate in the Program, has approved the Funds' participation in the second extension of the Program.

Similar to the prior phase of the Program, and subject to certain conditions and limitations, share amounts held by investors in each of the Funds as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event the market-based net asset value per share is less than $0.995 (i.e., does not round to $1.00) (a "guarantee event") and a Fund subsequently liquidates. The Program only covers the amount a shareholder held in a Fund as of the close of business on September 19, 2008 or the amount a shareholder holds if and when a guarantee event occurs, whichever is less. Accordingly, Fund shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program. A shareholder who has continuously maintained an account with a Fund since September 19, 2008 would receive a payment for each protected share equal to the shortfall between the amount received in the liquidation and $1.00 per share in the case of a guarantee event. The Program is subject to an overall limit of approximately $50 billion for all money market funds participating in the Program.

The cost to participate in the second extension of the Program will be borne by each Fund without regard to any expense limitation currently in effect for the Fund.


        Shareholders should retain this Supplement for future reference.



INT-47/11929-0409